1
Exhibit 99.1
BB&T

2008 Manufacturing and
Materials Conference

March 19, 2008

Olin Representatives
Joseph D. Rupp
 Chairman, President & Chief Executive Officer
John E. Fischer
 Vice President & Chief Financial Officer
John L. McIntosh
 Vice President & President, Chlor-Alkali Products
Larry P. Kromidas
 Assistant Treasurer & Director, Investor Relations
 lpkromidas@olin.com
 (618) 258 - 3206

Olin Vision
To be a leading Basic Materials company delivering
attractive, sustainable shareholder returns
 • Being low cost, high quality producer, and #1 or
 #2 supplier in the markets we serve
 • Providing excellent customer service and
 advanced technological solutions
 • Generating returns above the cost of capital over
 the economic cycle

Total Return to Shareholders in Top Third of S&P Mid Cap 400
Return on Capital Employed Over Cost of Capital Through the Cycle
Olin Corporation Goal: Superior Shareholder Returns
Olin Corporate Strategy
1. Build on current leadership positions in Chlor-Alkali
 and Ammunition
 • Improve operating efficiency and profitability
 • Integrate downstream selectively
2. Allocate resources to the businesses that can create the
 most value
3. Manage financial resources to satisfy legacy liabilities

Impact of Strategic Actions
The New Olin
• Revenue is lower, but profits are expected to improve
 – During last four months of 2007, profit distribution from
 Pioneer exceeded full year Metals profit distributions
 – Gross Margin as a percent of Sales has improved about 100%
• Overall net debt position has improved
• On-going investment in working capital reduced
• Volatility of investment in working capital has been
 significantly reduced
• Defined benefit pension plan expense of $44 million in
 2006 and $34 million in 2007 will be income in 2008

Olin’s Chlor Alkali Strategy
• Be the preferred supplier to merchant chlor
 alkali customers in addition to being the low
 cost producer
• Goal is to increase the value of the Chlor Alkali
 Division to Olin through:
 – Optimizing capacity utilization
 – Higher margin downstream products
 – Cost reduction and financial discipline

Pioneer Acquisition
• Synergistic, bolt-on acquisition that enhances our chlor-
 alkali franchise:
 – #3 chlor-alkali producer in North America
 – #1 chlor-alkali merchant producer in North America
 – #1 in industrial bleach in North America
 – Enhances geographic coverage
• Provides the opportunity for low-cost expansion in the
 largest chlorine consuming region in North America
• Immediately accretive to earnings and remains highly
 accretive throughout the cycle
• The Olin balance sheet remains strong

Pioneer Acquisition
(Continued)
• Purchase price of $426 million
• $5 million of synergies realized in Q4, expect to realize
 $20 million annual run rate by the end of Q2 2008, ahead
 of original schedule, and $35 million annually thereafter
• Synergies will come from logistics, purchasing,
 operations and SG&A expenses
• Announced closure of 36,000 short-ton Dalhousie plant
 expected to save Olin $8 to $10 million annually
• St. Gabriel expansion/conversion expected to:
 – Increase capacity by 49,000 tons
 – Reduce annual energy costs by approximately $20 million
 – Reduce salt cost of approximately $10 million annually with conversion to a brine system

Pioneer
’
s Acquisition moves Olin up to #3 Producer and
…
Chlorine Capacities
Source: CMAI/Olin
0
1,000
2,000
3,000
4,000
5,000
Dow
Occidental
Olin*
PPG
Formosa
GGC
Bayer AG
Mexichem
Diaphragm
Membrane
Mercury
Other
4,780
3,484
1,955
1,856
880
471
430
371
* Includes
St.Gabriel
expansion and Dalhousie shutdown

…
Enhances Olin
’
s Operational and Geographical Platform
39
Pioneer Chlorine Plants
Pioneer Bleach Plants
Source: /Olin
Tacoma, WA
Tracy, CA
Santa Fe Springs, CA
Henderson, NV
St. Gabriel, LA
McIntosh, AL
Augusta, GA
Charleston, TN
Niagara Falls, NY
Becancour
, Quebec
Olin Chlorine & Bleach Plants
1,955
Total
108
Augusta, GA
152
Henderson, NV
160
McIntosh, AL (50%
Sunbelt)
246
St. Gabriel, LA
(2)
248
Charleston, TN
286
Niagara Falls, NY
340
Becancour
, Quebec
(1)
415
McIntosh, AL
1,955
Total
108
Augusta, GA
152
Henderson, NV
160
Sunbelt)
246
St. Gabriel, LA
(2)
248
Charleston, TN
286
Niagara Falls, NY
340
Becancour
, Quebec
(1)
415
Chlorine Capacity
(
-
000 Short Tons)
Location
(1)
Pioneer
’
s
Becancour
Plant has 275,000 short tons
diaphragm and 65,000 short tons membrane capacity
(2)
Pioneer
’
s St. Gabriel plant includes the announced
49,000 short tons capacity expansion and conversion to
membrane cell
Plant Locations

• Natural Gas prices and capacity reductions have created a
 more favorable long-term price outlook
• $1 change in Natural Gas MMBTU increases the cost of
 Natural Gas-based producers by $25 to $35/ECU
• Weaker US dollar and higher transportation costs have
 significantly reduced imports
• A $10 ECU change equals a $17 million change in pretax
 income at full capacity or $0.15/share at a 35% tax rate
ECU Netback Outlook

ECU Netback Outlook
(continued)
• First quarter caustic price announcements totaling $80
 per ECU are supported by tight caustic supply
• Higher ECU netbacks are driven by caustic pricing:
   2005 2006 2007 2007 Caustic
   Netback Netback Netback Announcements
 Q1  $485 $590  $500 $40 Com’l/$50 High Grade
 Q2  $505 $560  $510  $50
 Q3  $515 $540  $540  $30
 Q4 $545 $520  $555  $75

Capacity Rationalization
North America Chlor Alkali Capacity
Reductions 2000 Through 2005
North America Chlor Alkali Capacity
Expansions 2000 Through 2005
80,000
Orrington, ME
Holtra Chem
201,000
Baton Rouge, LA
Formosa Plastics
1,930,000
Total Reductions
5,000
Albany, OR
Oremet

40,000
24,000
Vicksburg, MS
(3 locations)
Cedar Chem
Georgia Pacific
66,000
Acme, NC
Holtra Chem
145,000
Delaware City, DE
OXY
198,000
Gramercy, LA
La Roche
187,000
Portland, OR
Atofina
214,000
Tacoma, WA
Pioneer
395,000
Deer Park, TX
Oxy Vinyls LP
375,000
Plaquemine, LA
Dow
Short Tons as
Chlorine
Location
Company
Source: Olin Data
Reductions 1,930,000
Expansions  (382,000)
Net Reductions  1,548,000
80,000
Calvert City, KY
Westlake
22,000
Various Sites
Oxy
382,000
Total Expansions
70,000
McIntosh, AL
SunBelt
210,000
Geismer, LA
Vulcan C-A
 Short Tons as
 Chlorine
Location
Company
Annual demand growth at 0.8%/Yr = 110,000 Short Tons/Yr

Announced Capacity Changes
2006 through 2010
North America Chlor Alkali Capacity
Announced Reductions
North America Chlor Alkali Capacity
Announced Expansions
213,000
Taft, LA
Oxy (KOH Conv)
(2008)
1,812,008
Total Reductions

280,000
Lake Charles, LA
PPG (completed)
197,000
St. Gabriel, LA
Olin (2009)
36,000
Dalhousie, NB
Olin (2008)
110,000
Charleston, TN
Olin (KOH Conv)
(completed)
8
Nackawic, NB
St. Anne Chem
(completed)
526,000
450,000
Ft. Saskatchewan
Freeport, TX
Dow (completed)
Dow (2011)
Short Tons
as
Chlorine
Location
Company
Reductions (1,812,008)
Expansions 2,057,010
Net Expansions   245,002
350,000
Geismar, LA
Westlake (2010)
543,000
Plaquemine, LA
Shintech (2008/2009)
246,000
St. Gabriel, LA
Olin (2009)
280,000
Lake Charles, LA
PPG (completed)
2,057,010
Total Expansions
550,000
Chocolate Bayou, TX
Shintech (2010)
88,000
Longview, WA
Equachlor (completed)
10
Nackawic, NB
AV Nackawic
(completed)
Short Tons
as
Chlorine
Location
Company
Annual demand growth at
0.8%/Yr = 110,000 Short Tons
There is speculation as to whether
the plant will be built.

Chlor-Alkali’s Two Tier
Industrial Bleach Growth Strategy
• Organic Growth
 – Bleach expansions began at Olin’s four existing chlor-alkali sites prior to Pioneer acquisition and have been completed
• Acquisitions and Investments
 – Pioneer purchase increases bleach capacity by 145 million gallons or 95,000 ECU’s annually and adds multiple
 locations on the U.S. west coast and Canada
 – Investment in 11/2007 - in a limited liability company that owns a bleach and related chlor alkali products
 manufacturing facility
• Total Olin bleach capacity for 2008 is in excess of 250
 million gallons or 160,000 equivalent ECU’s
• Bleach commands a $100 to $200 price premium over
 ECU selling prices

Winchester’s Strategy
• Leverage existing strengths
 – Seek new opportunities to leverage the
 legendary Winchester® brand name
 – Investments that maintain Winchester as the
 retail brand of choice and lower costs
• Focus on product line growth
 – Continue to develop new product offerings

Products
End Uses
Winchester ® sporting ammunition -- shot- shell, small caliber centerfire & rimfire ammunition	Hunters & recreational shooters, law enforcement agencies
Small caliber military ammunition	Infantry and mounted weapons
Industrial products -- 8 gauge loads & powder- actuated tool loads	Maintenance applications in power & concrete industries, powder-actuated tools in construction industry
Winchester Products

Winchester
• Eleven price increases announced since beginning of
 2004 to offset higher metal prices
• Latest 5% to 20% price increase effective 1/1/2008
• Other U.S. manufacturers including, Remington and
 ATK, have implemented similar price increases
• Continued expansion of military and law enforcement
 business now accounts for 25 - 30% of total revenue:
 – Military awards of approximately $100 million in 2007
 – FBI awards of $54 million each in 2007 and 2008
• Consistent developer of industry-leading ammunition:
 – Six consecutive years as “Ammunition of the Year” awarded by the Shooting Industry Academy of Excellence

Financial Highlights
• Ample liquidity with new five-year lines of credit
 totaling $375 million and cash of $333 million
• Net proceeds from the sale of the Metals business used
 to redeem debt, strengthen balance sheet and provide
 funds for St. Gabriel expansion
• Pioneer four-month contribution of $29 million includes
 $5 million of realized synergies
• Pioneer synergy realization of $20 million annual run
 rate expected by end of Q2 2008, ahead of schedule,
 confident that $35 million of synergies will be realized
• With tight caustic supply, we expect the announced price
 increase of $75 to be fully realized in Q1 and Q2 and are
 optimistic about the recent $80 caustic announcement

Financial Highlights
(continued)
• Improved Winchester results:
 – $26.4 million segment earnings are 67% higher than 2006
 – Best year since 1994
• 2008 environmental charges are expected to be 25% lower than
 2007
• Pension expense expected to be $25 million lower in 2008, offset by $6 million of higher 401(k) funding
• Pension plan is now $110 million over-funded
• 2008 capital spending is expected to be in the $200 to $210 million range which includes $120 million for the St. Gabriel project expected to be completed early 2009
• 2008 effective tax rate expected to be 35% - 36%

Investment Rationale
• Continued strong performance based on:
 – Relatively high ECU prices
 – Pioneer acquisition
 – Cost reductions, price increases and increased U.S.
 military and law enforcement revenue in Winchester
• Strong financial discipline
• At recent price levels, common stock dividend yield is
 approximately 4.25%
• 325th consecutive quarterly common dividend paid on
 March 10th

Forward-Looking Statements
 This presentation contains estimates of future
 performance, which are forward-looking
 statements and actual results could differ
 materially from those anticipated in the forward-
 looking statements. Some of the factors that could
 cause actual results to differ are described in the
 business and outlook sections of Olin’s Form 10-
 K for the year ended December 31, 2007 and in
 Olin’s Fourth Quarter 2007 Earnings Release.
 These reports are filed with the U.S. Securities and
 Exchange Commission.